Exhibit (h)(iii)

Resolutions Expense Caps

WHEREAS:	Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has agreed to waive fees and/or reimburse operating expenses to the extent necessary to limit total operating expenses (other than the exceptions disclosed in the prospectus for the applicable Fund) to the amounts set forth in the Expense Cap Arrangement material for this meeting and as presented to and described at this meeting, subject to recapture as described below; therefore, as to each listed class of each applicable Fund, it is

RESOLVED:	That the Board approves and agrees to this arrangement, subject to the following:

1) That this arrangement will continue until the date specified in the Expense Cap Arrangement material, unless modified or terminated prior to that date by agreement of LMPFA and the Board, and may be terminated at any time after that date by LMPFA;

2) That the arrangement may be modified by LMPFA to decrease total annual operating expenses of a class or Fund at any time;

3) That LMPFA is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limit described above; and

4) That in no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the limit described above or any other limit then in effect; and further

RESOLVED:	That the officers of the Fund, acting singly, are hereby authorized, empowered and directed to update the Prospectus and the Statement of Additional Information, with such amendments or applicable filings to include such other revisions as said officers may deem appropriate to reflect the substance of the foregoing resolutions; and further

RESOLVED:	That the officers of the Fund, acting singly, are hereby authorized, empowered and directed to take all actions and to execute all documents necessary to give full effect to the foregoing resolutions in such manner or such forms as the officer or officer(s) shall approve in their discretion, in each case as conclusively evidenced by their actions or signatures.

Legg Mason Funds Board - Total Expense Cap Arrangements - August 2016 Board Meeting

		Current Expense Caps			Voluntary	Proposed Expense Caps

	Share				Expense	RED Bold = Revision
Fund Name	Class	Cap Level	Expiration Date	Effective Date	Cap Level	Cap Level	Expiration Date	Effective Date
Equity Funds:
QS U.S. Small Capitalization Equity Fund [1]	A	1.30	12/31/17	—	1.20	—	—	—
	A2	1.50	12/31/17	—	1.40	—	—	—
	C	2.05	12/31/17	—	1.95	—	—	—
	FI	1.30	12/31/17	—	1.20	—	—	—
	I	1.00	12/31/17	—	0.90	—	—	—
	IS	0.75 Not to exceed I [2]	12/31/17	—	—	—	—	—
	R	1.55	12/31/17	—	1.45	—	—	—
	R1	2.05	12/31/17	—	1.95	—	—	—

ClearBridge Value Trust [1]	A	1.15	12/31/17	—	—	—	—	—
	C	1.90	12/31/17	—	—	—	—	—
	FI	1.15	12/31/17	—	—	—	—	—
	I	0.80	12/31/17	—	—	—	—	—
	IS	0.70 Not to exceed I [2]	12/31/17	—	—	—	—	—
	R	1.40	12/31/17	—	—	—	—	—
	R1	None	12/31/17	—	—	—	—	—

ClearBridge Small Cap Fund [1]	A	None	—	—	—	—	—	—
	A2	None	—	—	1.29	—	—	—
	C	None	—	—	—	—	—	—
	FI	None	—	—	—	—	—	—
	I	None	—	—	—	—	—	—
	IS	Not to exceed I [2]	—	—	—	—	—	—
	R	None	—	—	—	—	—	—
	R1	None	—	—	—	—	—	—

ClearBridge International Growth Fund [1]	A	1.15	12/31/17	—	—	—	—	—
	C	1.90	12/31/17	—	—	—	—	—
	FI	1.15	12/31/17	—	—	—	—	—
	I	0.90	12/31/17	—	—	—	—	—
	IS	0.80 Not to exceed I [2]	12/31/17	—	—	—	—	—
	R	1.40	12/31/17	—	—	—	—	—
	R1	1.90	12/31/17	—	—	—	—	—

LM BW Dynamic Large Cap Value [1]	A	1.10	12/31/17	—	—	—	—	—
	C	1.85	12/31/17	—	—	—	—	—
	FI	1.10	12/31/17	—	—	—	—	—
	I	0.75	12/31/17	—	—	—	—	—
	IS	0.65 Not to exceed I [2]	12/31/17	—	—	—	—	—
	R	1.35	12/31/17	—	—	—	—	—

Legg Mason Funds Board - Total Expense Cap Arrangements - August 2016 Board Meeting

		Current Expense Caps			Voluntary	Proposed Expense Caps

	Share				Expense	RED Bold = Revision
Fund Name	Class	Cap Level	Expiration Date	Effective Date	Cap Level	Cap Level	Expiration Date	Effective Date
LM BW Diversified Large Cap Value Fund [1]	A	1.15	12/31/17	—	1.10	—	—	—
	A2	1.35	12/31/17	—	1.30	—	—	—
	C	1.90	12/31/17	—	1.85	—	—	—
	FI	1.15	12/31/17	—	1.10	—	—	—
	I	0.80	12/31/17	—	*	—	—	—
	IS	0.70 Not to exceed I [2]	12/31/17	—	—	—	—	—
	R	1.40	12/31/17	—	1.35	—	—	—
	R1	2.05	12/31/17	—	—	—	—	—

LM Opportunity Trust	A	None	—	—	—	—	—	—
	C	None	—	—	—	—	—	—
	FI	None	—	—	—	—	—	—
	I	None	—	—	—	—	—	—
	IS	TBD	—	—	—	—	—	—
	R	None	—	—	—	—	—	—
	R1	None	—	—	—	—	—	—

QS International Equity Fund [1]	A	1.30	12/31/17	—	—	—	—	—
	A2	1.50	12/31/17	—	—	—	—	—
	C	2.05	12/31/17	—	—	—	—	—
	FI	1.30	12/31/17	—	—	—	—	—
	I	0.95	12/31/17	—	—	—	—	—
	IS	0.85 Not to exceed I [2]	12/31/17	—	—	—	—	—
	R	1.55	12/31/17	—	—	—	—	—
	R1	2.10	12/31/17	—	—	—	—	—

Miller Income Opportunity Trust [1]	A	1.25	12/31/17	—	—	—	—	—
	A2	1.45	12/31/17	—	—	—	—	—
	C	2.00	12/31/17	—	—	—	—	—
	FI	1.25	12/31/17	—	—	—	—	—
	I	0.95	12/31/17	—	—	—	—	—
	IS	0.85 Not to exceed I [2]	12/31/17	—	—	—	—	—
	R	1.50	12/31/17	—	—	—	—	—

Legg Mason Funds Board - Total Expense Cap Arrangements - August 2016 Board Meeting

		Current Expense Caps			Voluntary	Proposed Expense Caps

	Share				Expense	RED Bold = Revision
Fund Name	Class	Cap Level	Expiration Date	Effective Date	Cap Level	Cap Level	Expiration Date	Effective Date
Martin Currie Emerging Markets Fund [1]	A	1.50	12/31/17	—	—	—	—	—
	A2	1.70	12/31/17	—	—	—	—	—
	C	2.25	12/31/17	—	—	—	—	—
	FI	1.50	12/31/17	—	—	—	—	—
	I	1.15	12/31/17	—	—	—	—	—
	IS	1.05 Not to exceed I [2]	12/31/17	—	—	—	—	—
	R	1.75	12/31/17	—	—	—	—	—

Martin Currie International Unconstrained Equity Fund [1]	A	1.35	12/31/17	—	—	—	—	—
	A2	1.55	12/31/17	—	—	—	—	—
	C	2.10	12/31/17	—	—	—	—	—
	FI	1.35	12/31/17	—	—	—	—	—
	I	1.00	12/31/17	—	—	—	—	—
	IS	0.90 Not to exceed I [2]	12/31/17	—	—	—	—	—
	R	1.60	12/31/17	—	—	—	—	—

QS Market Neutral Fund [4]	A	1.55	12/31/17	—	—	—	—	—
	A2	1.75	12/31/17	—	—	—	—	—
	C	2.30	12/31/17	—	—	—	—	—
	FI	1.55	12/31/17	—	—	—	—	—
	I	1.20	12/31/17	—	—	—	—	—
	IS	1.10 Not to exceed I [2]	12/31/17	—	—	—	—	—
	R	1.80	12/31/17	—	—	—	—	—

RARE Global Infrastructure Value Fund [1]	A	1.50	12/31/17	—	—	—	—	—
	A2	1.70	12/31/17	—	—	—	—	—
	C	2.25	12/31/17	—	—	—	—	—
	FI	1.50	12/31/17	—	—	—	—	—
	I	1.15	12/31/17	—	—	—	—	—
	IS	1.05 Not to exceed I [2]	12/31/17	—	—	—	—	—
	R	1.75	12/31/17	—	—	—	—	—

Fixed Income Funds:
LM BW Global Opportunities Bond Fund [1]	A	1.00	12/31/17	—	—	—	—	—
	A2	1.20	12/31/17	—	—	—	—	—
	C1	1.45	12/31/17	—	—	—	—	—
	C	1.75	12/31/17	—	—	—	—	—
	FI	1.00	12/31/17	—	—	—	—	—
	I	0.75	12/31/17	—	—	—	—	—
	IS	0.65 Not to exceed I [2]	12/31/17	—	—	—	—	—
	R	1.25	12/31/17	—	—	—	—	—

Legg Mason Funds Board - Total Expense Cap Arrangements - August 2016 Board Meeting

		Current Expense Caps			Voluntary	Proposed Expense Caps

	Share				Expense	RED Bold = Revision
Fund Name	Class	Cap Level	Expiration Date	Effective Date	Cap Level	Cap Level	Expiration Date	Effective Date
LM BW International Opportunities Bond Fund [1]	A	1.00	12/31/17	—	—	—	—	—
	C1	1.45	12/31/17	—	—	—	—	—
	C	1.75	12/31/17	—	—	—	—	—
	FI	1.00	12/31/17	—	—	—	—	—
	I	0.75	12/31/17	—	—	—	—	—
	IS	0.65 Not to exceed I [2]	12/31/17	—	—	—	—	—
	R	1.25	12/31/17	—	—	—	—	—

LM BW Absolute Return Opportunities Fund [1]	A	1.20	12/31/17	—	—	—	—	—
	C1	1.70	12/31/17	—	—	—	—	—
	C	1.95	12/31/17	—	—	—	—	—
	FI	1.20	12/31/17	—	—	—	—	—
	I	0.85	12/31/17	—	—	—	—	—
	IS	0.75 Not to exceed I [2]	12/31/17	—	—	—	—	—
	R	1.45	12/31/17	—	—	—	—	—

LM BW Global High Yield Fund [1]	A	1.15	12/31/17	—	—	—	—	—
	C	1.90	12/31/17	—	—	—	—	—
	FI	1.15	12/31/17	—	—	—	—	—
	R	1.40	12/31/17	—	—	—	—	—
	I	0.85	12/31/17	—	—	—	—	—
	IS	0.75 Not to exceed I [2]	12/31/17	—	—	—	—	—

LM BW Alternative Credit Fund [1]	A	1.65	12/31/17	—	—	—	—	—
	C	2.40	12/31/17	—	—	—	—	—
	FI	1.65	12/31/17	—	—	—	—	—
	R	1.95	12/31/17	—	—	—	—	—
	I	1.35	12/31/17	—	—	—	—	—
	IS	1.25 Not to exceed I [2]	12/31/17	—	—	—	—	—

LM BW Global Macro Fund [1]	A	1.75	12/31/17	—	—	—	—	—
	A2	1.95	12/31/17	—	—	—	—	—
	C	2.50	12/31/17	—	—	—	—	—
	FI	1.75	12/31/17	—	—	—	—	—
	I	1.40	12/31/17	—	—	—	—	—
	IS	1.30 Not to exceed I [2]	12/31/17	—	—	—	—	—
	R	2.00	12/31/17	—	—	—	—	—

Legg Mason Funds Board - Total Expense Cap Arrangements - August 2016 Board Meeting

		Current Expense Caps			Voluntary	Proposed Expense Caps

	Share				Expense	RED Bold = Revision
Fund Name	Class	Cap Level	Expiration Date	Effective Date	Cap Level	Cap Level	Expiration Date	Effective Date
LM BW Global Flexible Income Fund [1]	A	1.10	12/31/17	—	—	—	—	—
	A2	1.30	12/31/17	—	—	—	—	—
	C	1.85	12/31/17	—	—	—	—	—
	FI	1.10	12/31/17	—	—	—	—	—
	I	0.75	12/31/17	—	—	—	—	—
	IS	0.65 Not to exceed I [2]	12/31/17	—	—	—	—	—
	R	1.35	12/31/17	—	—	—	—	—

Mixed Asset Funds:
LM Strategic Real Return Fund [3]	A	1.35	12/31/17	—	—	—	—	—
	A2	1.55	12/31/17	—	—	—	—	—
	C	2.10	12/31/17	—	—	—	—	—
	FI	1.35	12/31/17	—	—	—	—	—
	I	1.10	12/31/17	—	—	—	—	—
	IS	1.00 Not to exceed I [2]	12/31/17	—	—	—	—	—
	R	1.60	12/31/17	—	—	—	—	—

Variable Annuity Funds:
LM BW Absolute Return Opportunities VIT [1]	I	0.75	12/31/17	—	—	—	—	—
	II	1.00	12/31/17	—	—	—	—	—

1.	The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses).
2.	LMPFA has agreed that total annual fund operating expenses for Class IS shares of the fund will not exceed total annual fund operating expenses for Class I shares of the fund, subject to recapture.
3.	The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions (except for brokerage commissions paidon purchases and sales of ETFs), dividend expense on short sales, taxes and extraordinary expenes).
4.	The manager has agreed to waive fees and/or reimburse operating expenses (other than interest; brokerage commissions and expenses; costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); dividend and interest expenses on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses).
*	Voluntary expense cap of 0.85% removed in lieu of the contractual cap of 0.80%